UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 5, 2004 (August 5, 2004)
                                                 -------------------------------

                              GLIMCHER REALTY TRUST
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               (Exact Name of Registrant as Specified in Charter)

       Maryland                      1-12482                 31-1390518
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(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


      150 East Gay Street, Columbus, Ohio               43215
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    (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code (614) 621-9000
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 4.  Changes in the Registrant's Certifying Accountant.

     On August 5, 2004, the Audit Committee of the Board of Trustees of the Registrant appointed and engaged BDO Seidman, LLP ("BDO Seidman") as the Registrant's independent accountants for the fiscal year ending December 31, 2004. A copy of the Registrant's press release announcing such appointment is attached hereto as Exhibit 99.1.

     During the Registrant's two most recent fiscal years, and through the date of this Current Report, the Registrant did not consult BDO Seidman with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

99.1          Press Release of Glimcher Realty Trust, dated August 5, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GLIMCHER REALTY TRUST


Date:  August 5, 2004                  By: /s/ William G. Cornely
                                           -------------------------
                                           William G. Cornely
                                           Executive Vice President,
                                           Chief Operating Officer,
                                           Chief Financial Officer
                                           and Treasurer

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